united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Class A shares: PFFAX
Class C shares: PFFTX
Class I shares: PFFNX

Annual Report
 March 31, 2015

May 31, 2015

Dear Investor,

Each year at this time, Princeton Futures Strategy Fund (“Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended March 31, 2015, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open end mutual fund with $83,606,343 in assets under management as of March 31, 2015. The Fund seeks to generate attractive, long-term risk adjusted returns by investing indirectly in underlying commodity pools advised by Commodity Trading Advisors (“CTAs”) that seek a diversified exposure to both the commodity markets (energy, precious and industrial metals, agricultural commodities, etc.) and the financial markets (equity, foreign exchange and fixed income markets) while attempting to generate attractive, long-term risk adjusted returns. The Fund’s Sub-Advisor, 6800 Capital, L.L.C. (“6800”), draws upon a deep and successful 19+ years of history selecting and investing with CTAs in order to gain long and/or short exposure to as many as 100 or more different markets that include equity markets, fixed income markets, agricultural commodities, base metals, currencies and soft commodities (e.g. coffee, cocoa, sugar, cotton, and cereals). The Fund’s investment in a diverse group of commodity managers allows it to access trading experience across these many different markets and investment strategies. The Fund implements this dynamic portfolio management discipline in an attempt to reduce volatility to a level that is lower than a typical managed futures strategy. The portion of the Fund’s assets that are not invested in futures markets is actively invested in conservatively positioned short-term fixed income securities chosen and managed by Congress Asset Management (“Congress”).

Investment Results
After over three years of a very difficult trading environment, the last 12 months have shown a return to more normal market conditions and the emergence of a number of trends within the commodity and financial markets. Profitably trading the commodity markets began to change in the last part of May of the second quarter of 2014, with a number of significant trends continuing or beginning to develop throughout the remainder of the fiscal year ending March 31, 2015 in both the commodity and financial markets.

During the Fund’s fiscal year ended March 31, 2015, the Barclay BTOP50 Index increased 19.22%. The Fund’s Class I gained 16.24% while Class A increased by 16.01% and Class C increased 15.10% for the period. During this same time period, the S&P 500 was positive 12.73%, The S&P GSCI Index (broad commodity) was down -40.32% and oil prices had one of the steepest declines in their history, falling over 53%.

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Figure 1
The Fund’s Investment Results

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Fiscal Year Ending 3/31/2015	Since Inception* (Annualized)
Class A	2.40%	2.10%	10.55%	0.37%	16.01%	-1.01%
Class C	2.24%	1.81%	10.29%	0.25%	15.10%	-2.86%
Class I	2.48%	2.08%	10.57%	0.49%	16.24%	-0.78%
Barclay BTOP50 Index	4.53%	8.00%	3.82%	1.72%	19.22%	4.18%

*The inception date of Class A and Class I is 07/19/2010 and Class C is 06/14/2011.
PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.
The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Total Annual Operating Expenses are 2.53%, 3.28% and 2.28% for Class A, C and I respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2015, to ensure that the net annual fund operating expenses will not exceed 2.20% for Class A, 2.95% for Class C and 1.95% for Class I, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501. The maximum sales charge (load) for Class A is 5.75%.
Class A investors may be eligible for a reduction in sales charges. See prospectus for more information.

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Allocation of Capital
The Fund ended the fiscal year (on March 31, 2015) with assets allocated to 17 different investment managers that generally trade within one of 9 different investment strategies. The investment strategies with the three largest allocations of capital were Discretionary Fundamental: Long Term, Systematic Trend Following (“TF”): Long Term and Relationship & Spread Trading - Systematic.

Figure 2

The Percentage of the Fund’s Assets to Investment Strategies
 As of March 31, 2015
Summarized By Investment Style

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Performance Attribution
During the fiscal year ended March 31, 2015 there were 20 different investment managers that generally traded within 12 different investment strategies. The performance of the Fund was positive as market correlations returned to more normal conditions and trends began to develop in individual financial and commodity markets. The strategies that behaved the best were Systematic Trend Following: Long Term and Discretionary Fundamental: Long Term.

Figure 3
Estimated Performance Attribution by CTA Manager Investment
Style Fiscal Year Ending March 31, 2015*

Strategy	Relative Contribution of Each Strategy to Performance †
Multi-Model Trend Following: Short & Intermediate Term	-0.99%
Breakout Trend Following: Intermediate Term	-0.13%
Systematic & Discretionary - Global Macro	0.08%
Pattern Recognition Trend Following: Intermediate Term	0.25%
Long Only Trend Following: Intermediate Terms	0.30%
Mean Reversion: Short Term	0.42%
Relationship & Spread Trading - Systematic	0.65%
Systematic Trend Following: Intermediate Term	0.77%
Momentum & Counter Trend: Short Term	0.83%
Contrarian: Short & Intermediate Term	1.59%
Discretionary Fundamental: Long Term	5.77%
Systematic Trend Following: Long Term	8.07%

 * The Performance by CTA Strategy will not match the performance results of the Fund as it does not include the performance results from the Fund’s use of leverage and from the fixed income portion of the Fund’s investment portfolio or Fund expenses.
† Relative Contribution is the return of a security multiplied by the security’s weight in the portfolio.

The above results do not include the portion of the portfolio that is actively invested in U.S. short term fixed income securities (managed by Congress Asset Management). The use of this strategy is primarily designed to provide liquidity and preserve capital of the Fund. Investments are primarily made in investment grade fixed income securities which have performed well due to the “flight-to-quality” behavior during the fiscal year.

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The Fund was insignificantly correlated to the Barclays Aggregate Bond Index, somewhat inversely correlated to the S&P 500 Index and somewhat correlated to the Barclay BTOP50 Index, a proxy for CTA industry performance.

Figure 4
Correlation: April 1, 2014 through March 31, 2015

	Princeton Futures Strategy Fund Class I	Barclays Aggregate Bond Index	Barclay BTOP50 Index S&P 500 (TR)
Princeton Futures Strategy Fund Class I	1.00	-0.13	0.46	-0.42
Barclays Aggregate Bond Index	-0.13	1.00	0.60	-0.20
Barclay BTOP50 Index	0.46	0.60	1.00	-0.13
S&P 500 (TR)	-0.42	-0.20	-0.13	1.00

Commentary

April 1, 2014 to June 30, 2014 – Class I Performance: 0.49%

The first half of fiscal 2014 saw a continuation of the non-directional volatility and the influence of global economic factors that has persisted since mid-2011. However, beginning in the third quarter of 2014, markets began responding to the individual factors of supply and demand and many trends began to emerge. Correlations among disparate markets lessened and it appeared that the market environment was slowly returning to that which has characterized managed futures investing over the past 33 years.

The vast majority of markets in April were range-bound with only a few isolated trends. The on-going tensions between Russia and the Ukraine and concerns about economic growth in China kept any rally in the U.S. stock markets in check. Renewed safe haven demand for U.S. interest rate securities and early month strength in gold and crude oil was suppressed due to signs that the U.S. economy was recovering sharply from the first quarter-weather related doldrums. Corn and soybean prices continued their upward moves due to a cut in stock estimates while wheat prices declined from their recent highs as estimates of global stocks rose. The bull market in coffee resumed as prices surged to fresh two-year highs, responding to a cut in Brazilian crop production estimates due to the worst drought in 80 years.

With the exception of the continued trend of lower interest rates and a firm tone in U.S. and European stocks, most markets in May were range-bound or subject to some unexpected price reversals. U.S. equity markets posted new highs as a result of improved U.S. economic data while longer term yields were pushed out of their recent consolidation range to fresh lows due to expectations of low interest rates for the foreseeable future. The U.S. dollar rallied sharply as deflationary concerns in the euro zone prompted strong indications from the European Central Bank (“ECB”) of possible economic stimulus. Copper prices rose due to increased economic growth while crude oil prices rallied from a jump in fuel consumption and strong Chinese demand. As we entered the spring planting season, ideal weather conditions and

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increased plantings caused downward reversals in both corn and wheat. The softs markets were also riddled with congestion and reversals for the month.

As we moved into the summer months, June was marked by the continuation of a number of trends, mostly in the commodity sectors. U.S. stocks continued to rise, albeit a bit more two-sided, while interest rates rose slightly and the U.S. dollar weakened from recent lows as a result of higher inflation. Crude oil prices broke out from consolidation and surged upward on supply concerns after Islamic militants extended control over northern areas of Iraq. Corn prices dropped precipitously and soybean and soybean meal prices suffered sharp downward reversals as ideal planting conditions were expected to result in bumper crops. Uptrends in the both the hog and cattle markets remained intact as dwindling supplies and robust demand persisted for both markets.

July 1, 2014 to September 30, 2014 – Class I Performance: 10.57%

Trends in several weather-influenced commodity markets continued into July while the geopolitical unrest and uneven global economic data riddled other markets with reversals and congested, sideways movement. U.S. stock indices posted new record highs though sharply reversed at the end of the month from the culmination of the geopolitical concerns in the Middle East and Russia, the Argentinian default on their debt, and the prospects of a sooner-than-expected interest rate hike by the Fed. The U.S. dollar continued to strengthen as a result of the strong U.S. economy versus lackluster growth in Europe. Corn and soybean prices continued to plummet due to extremely favorable weather across the mid-west. Wheat prices continued to fall in response to large global supplies. Hog prices reversed sharply and dropped from consumer price resistance while cattle prices continued to make new highs from strong beef demand and tightening of supplies. Cotton prices continued moving downward as a consequence of favorable weather conditions and large over-hanging stocks.

As we entered into August, trends subsided in the commodity markets and shifted to the currency markets, highlighting a return to a more normal trading environment. Equity markets were choppy as strong U.S. economic data was offset by geopolitical concerns while interest rates fell as a result of the Ukrainian and Middle East crises, spurring renewed safe-haven demand. The U.S. dollar extended its upward move due to the general continuation of diverging monetary policies between the U.S., and Europe and Japan. Gold, copper and crude oil prices remained range bound from curbed safe haven demand and geopolitical concerns. Corn and wheat prices consolidated while soybean prices sank to a new low from near perfect growing conditions. The downward trend in the cotton market came to an end from a slight downward revision to U.S. crop yields while sugar prices continued downward on signs of robust supplies.

In September, the strong trends in the currency markets continued to develop. The U.S. dollar climbed dramatically due to the continued diverging economic policies, exacerbated by both Europe and Japan exploring additional stimulus measures. U.S. equity markets reversed and retreated from recent highs due to persistent economic concerns in Europe and the absence of a response by China to their stagnant growth. As the growing season came to an end, corn, soybean and wheat prices dropped sharply as a result of expected record production, and ample supplies. Cotton prices collapsed after China announced an upcoming restriction on imports to encourage use of their own stockpiles while cocoa prices reversed and skyrocketed from concerns the spread of the Ebola virus throughout the African continent.

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October 1, 2014 to December 31, 2014 – Class I Performance: 2.08%

October’s market activity was characterized by a number of trend reversals and congested, sideways market movement with significant volatility. U.S. equity markets initially fell precipitously but reversed and made all-time highs due to an upward revision of the GDP and increased consumer confidence. U.S. interest rates plunged though recovered somewhat from reduced deflation concerns and the strong U.S. economic data. While a bit muted, the U.S. dollar continued to strengthen as the economic divergence theme continued. Gold prices reversed upward as safe-haven demand was offset by positive U.S. economic data while crude oil prices collapsed on signs of a global economic slowdown. A short-term tightness in soybean meal fueled a reversal upward in soybean prices. Corn and wheat prices reversed of recent lows from harvest concerns while sugar remained under pressure from increased supplies.

While a number of markets were range-bound during November, trends persisted in the U.S. dollar, equity indices, interest rate yields and energy prices. The over-riding impetus in November was a surprise cut in Chinese interest rates for the first time in two-years. The continued stimulus programs being undertaken in Europe, Japan and now China had long-term bullish implications for renewed economic growth, but suggested that over the short-term, world-wide interest rates would remain low. The diverging monetary policies and rates of economic activity between the U.S. and most other major economies propelled the U.S. dollar to new highs. The entire crude oil complex dropped sharply as OPEC did not cut production amid growing U.S. production, leading to a sharp rise in stockpiles. Cotton prices continued to drop due to weak Chinese demand and rising production while the remaining softs markets were choppy.

As we entered the final month of 2014, continued trends in currencies, the energy complex and foreign interest rates more than offset the congestion and reversals in other markets. Foreign interest rates continued to decline on the specter of the ECB embarking on their own quantitative easing. While the equity markets and the U.S. interest rate market were quite volatile, the U.S. dollar continued its upward trend as the economic divergence among the U.S., Europe and the Far East continued to widen. Gold and copper prices consolidated while the energy complex continued to tumble as OPEC maintained their production levels and the U.S. production surged to a 40 year high, flooding an already saturated market. Sugar prices continued to fall from concerns that the plunge in crude prices will provide less incentive for Brazil’s farmers to produce ethanol.

January 1, 2015 to March 31, 2015 – Class I Performance: 2.48%

As we entered into 2015, trends continued in currencies and in both domestic and foreign interest rates. U.S. stock indices fell from December’s record highs due to global economic uncertainty while U.S. interest rates continued to fall in response to weaker-than-expected U.S. economic data. The plunge in crude oil prices reduced the outlook for inflation worldwide, underpinning global bond markets. European interest rates continued to fall as the ECB unveiled a plan to buy government bonds as part of an asset-purchasing program. This sent the euro tumbling, further strengthening the

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U.S. dollar and extending the downtrends in other currency markets. In the agricultural and soft sectors, many markets suffered significant trend reversals due to various fundamental factors.

While a few of the January’s trends continued into February, a number of markets experienced price reversals. The Eurozone GDP expanded at a stronger-than-expected pace and the approved bailout to Greece boosted confidence in the region. Foreign interest rates and the euro were choppy though continued to fall as the ECB prepared its sovereign-bond purchasing program. China showed signs of faster credit growth and improved manufacturing activity and the U.S. labor market exhibited further improvement encouraging a rise in U.S. Interest rates. The agricultural markets consolidated as the sector prepared for the upcoming growing season in the U.S. Sugar prices continued to drop from a rise in global supplies and an approval of sugar subsidies in India while cocoa prices skyrocketed from extreme dry conditions in Ghana.

In March, a number of futures markets were riddled with significant reversals and sideways congestion phases. Many trends continued into the beginning of the month though sentiment reversed after a more cautious tone was issued by the Fed due to lackluster U.S. economic data and low inflation, thus potentially a delay in an increase in interest rates. This announcement spurred a reversal downward mid-month in U.S. interest rates and interrupted a very strong trend for the U.S. dollar. U.S. equities initially fell from lackluster economic data, but then garnered support from the Fed announcement, a rally in European stocks and easing of tensions in the Middle East. Crude oil prices fell to new lows as the global oil supply glut showed no signs of abating. Soybean prices reversed downward given the expectation of large plantings, while sugar prices continued to fall due to increased exports from Brazil.

Outlook

After over three years of a very difficult trading environment, the last 12 months have shown a return to more normal market conditions and the emergence of a number of trends. The first half of fiscal 2014 proved to be a continuation of a challenging market environment. However, supply/demand factors and diverging global monetary policies resulted in strong fundamental factors influencing the trendiness in the second half of the year. The U.S. economy continues to recover and an expected interest rate hike is on the horizon, which may result in a shift to a rising interest rate environment over the long-term. Continued economic stimulus in Asia, Europe and other countries around the world may have the similar effect as it did in the U.S., promoting a continued slow and steady global economic growth and a revival of demand for both agricultural and industrial commodities. In the commodity markets, while the beneficial weather during the planting season bodes well for lower grain prices, current low prices could limit the downside price movement and may result in a systemic shift in acreage planting over the next year, resulting in longer term upward moves in commodity prices. We anticipate the more balanced exposure of financials and commodities in the portfolio will allow the Fund to take advantage of developing and future trends across all sectors in the futures markets.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

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Very Truly Yours,

Princeton Fund Advisors

IMPORTANT RISKS AND DISCLOSURES:
Mutual funds involve risk including the possible loss of principal. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In general, the price of a fixed income security falls when interest rates rise.

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions, potential restrictions on the flow of international capital, or diplomatic developments could adversely affect the Fund’s investments in certain securities.

Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss. Non-diversification risk may make the Fund more vulnerable to events affecting a single issuer. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument.

Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.

The S&P 500 Index represents 500 of the largest companies in the U.S. The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

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For 2015 there are 20 funds in the BTOP50 Index. The S&P GSCI Index is broad-based, production-weighted and meant to be representative of the global commodity market beta. Beta attempts to measure the relative risk. A Beta rating above 1.0 indicates greater volatility than the market. A Beta rating below 1.0 indicates lower volatility than the market. One cannot invest directly in an index

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s advisors as May 31, 2015 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

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Princeton Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Portfolio’s performance figures* for the year ended March 31, 2015, as compared to its benchmark:

	One	Three	Inception** -
	Year	Year	March 31, 2015
Princeton Futures Strategy Fund Class A	16.01%	0.29%	(1.01)%
Princeton Futures Strategy Fund Class A with load	9.28%	(1.66)%	(2.25)%
Princeton Futures Strategy Fund Class C	15.10%	(0.46)%	(2.86)%
Princeton Futures Strategy Fund Class I	16.24%	0.54%	(0.78)%
Barclays BTOP50 Index	19.22%	17.00%	4.18%

 * The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.31% for Class A shares, 3.06% for Class C shares and 2.06% for Class I shares per the July 29, 2014, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The Barclays BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.
** Inception date is July 19, 2010 for Class A and Class I shares. Inception date is June 14, 2011 for Class C shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of March 31, 2015	% of Net Assets
Corporate Bonds & Notes	28.0%
Purchased Option	26.3%
U.S. Government & Agency Obligations	22.2%
Short Term Investment	12.5%
Commodity Trading Advisor	11.0%
Other Assets Less Liabilities	0.0%
100.0%

Please refer to the Consolidated Portfoli o of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2015

Shares				Fair Value
	COMMODITY TRADING ADVISOR # - 11.0%
7,725,033	Crabel Fund LP Class AA * (Cost $7,922,736)			$9,188,697

Principal ($)		Coupon (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 28.0%
	AUTO - CARS/LIGHT TRUCKS - 3.6%
3,000,000	Toyota Motor Credit Corp.	3.2000	6/17/2015	3,018,252

	BEVERAGES - 2.4%
1,975,000	Pepsico Incorporated	0.7000	8/13/2015	1,978,494

	COMMERCIAL MBS - 0.6%
515,732	J.P. Morgan Chase Commercial Mortgage Securities Corp.	0.6698	12/15/2047	515,579

	DIVERSIFIED FINANCIAL SERVICES - 1.8%
1,500,000	General Electric Capital Corp.	2.9500	5/9/2016	1,537,831

	ELECTRIC - 2.4%
2,000,000	Southern Co.	2.3750	9/15/2015	2,015,868

	MACHINERY - CONSTRUCTION & MINING - 3.9%
3,265,000	Caterpillar Financial Serv Corp.	0.7000	11/6/2015	3,271,749

	OIL & GAS - 8.5%
4,000,000	BP Capital Markets PLC	3.1250	10/1/2015	4,049,848
3,000,000	Total Capital SA	2.3000	3/15/2016	3,050,949
				7,100,797
	TELECOMMUNICATIONS - 4.8%
4,000,000	AT&T, Inc.	0.9000	2/12/2016	4,006,344

	TOTAL CORPORATE BONDS & NOTES (Cost $23,437,184)			23,444,914

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.2%

5,000,000	United States Treasury Note/Bond	2.5000	4/30/2015	5,009,375
5,000,000	United States Treasury Note/Bond	0.2500	7/31/2015	5,002,345
5,000,000	United States Treasury Note/Bond	0.2500	9/15/2015	5,002,345
3,500,000	United States Treasury Note/Bond	2.3750	3/31/2016	3,571,915
	TOTAL U.S. GOVERNMENT &
	AGENCY OBLIGATIONS (Cost $18,565,145)			18,585,980

Contracts
	PURCHASED OPTION - 26.3%
79	Barclays Option, Expiration June 2015 * + (Cost $16,979,975)			21,957,486

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Fair Value
	SHORT-TERM INVESTMENT - 12.5%
	MONEY MARKET FUND - 12.5%
10,403,066	BlackRock Liquidity Funds T-Fund Portfolio, 0.02%+ ^ (Cost $10,403,066)	$10,403,066

	TOTAL INVESTMENTS - 100.0% (Cost $77,308,106) (a)	$83,580,143
	OTHER ASSETS LESS LIABILITIES - (0.0)%	26,200
	NET ASSETS -100.0%	$83,606,343

# The number of shares presented for commodity trading adviser positions represent share values assigned by the Fund, as underlying funds to do not issue shares. These hypothetical shares are assigned a value of $1 per share upon initial investment. Each transaction thereafter is made at the adjusted share price reflective of the change in net asset value of the underlying fund.
* Non-Income producing investment.
+ All or a portion of this investment is a holding of PFS Fund Limited.
^ Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $78,350,112 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,233,760
Unrealized depreciation:	(3,729)
Net unrealized appreciation:	$5,230,031

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

ASSETS
Investment securities:
At cost	$77,308,106
At fair value	$83,580,143
Interest receivable	184,465
Receivable for Fund shares sold	179,076
Prepaid expenses and other assets	44,658
TOTAL ASSETS	83,988,342

LIABILITIES
Investment advisory fees payable	117,422
Payable for Fund shares repurchased	186,297
Distribution (12b-1) fees payable	9,410
Accrued expenses and other liabilities	68,870
TOTAL LIABILITIES	381,999
NET ASSETS	$83,606,343

Net Assets Consist Of:
Paid in capital	$142,319,776
Accumulated net investment loss	(28,540,382)
Accumulated net realized loss from security transactions	(36,445,088)
Net unrealized appreciation of investments	6,272,037
NET ASSETS	$83,606,343

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
March 31, 2015

Net Asset Value Per Share:
Class A Shares:
Net Assets	$16,447,764
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,752,244
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.39
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75% (a)	$9.96

Class C Shares:
Net Assets	$6,613,851
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	725,059
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.12

Class I Shares:
Net Assets	$60,544,728
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,379,417

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.49

(a) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015

INVESTMENT INCOME
Interest	$210,759
Less: Foreign withholding taxes	(10)
TOTAL INVESTMENT INCOME	210,749

EXPENSES
Investment advisory fees	1,563,747
Distribution (12b-1) fees:
Class A	50,511
Class C	61,211
Professional fees	87,297
Transfer agent fees	64,029
Registration fees	57,645
Administrative services fees	52,886
Accounting services fees	50,268
Printing and postage expenses	29,186
Non 12b-1 shareholder servicing	25,676
Trustees fees and expenses	17,541
Custodian fees	12,913
Compliance officer fees	8,481
Insurance expense	1,824
Other expenses	781
TOTAL EXPENSES	2,083,996

Less: Fees waived by the Advisor	(269,115)

NET EXPENSES	1,814,881
NET INVESTMENT LOSS	(1,604,132)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(4,582,130)
Net change in unrealized appreciation (depreciation) of security transactions	18,294,084
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,711,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,107,822

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
FROM OPERATIONS
Net investment loss	$(1,604,132)	$(7,511,005)
Net realized loss from security transactions	(4,582,130)	(7,676,264)
Net change in unrealized appreciation (depreciation) of
security transactions	18,294,084	(20,793,263)
Net increase (decrease) in net assets resulting from operations	12,107,822	(35,980,532)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(57,824)	—
Class C	(20,412)	—
Class I	(193,528)	—
Net decrease in net assets from distributions to shareholders	(271,764)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,516,058	9,049,645
Class C	854,297	1,193,679
Class I	18,706,433	51,832,179
Net asset value of shares issued in reinvestment of distributions:
Class A	54,498	—
Class C	19,378	—
Class I	161,926	—
Redemption fee proceeds:
Class A	—	—
Class C	—	—
Class I	—	—
Payments for shares redeemed:
Class A	(21,133,725)	(39,276,344)
Class C	(1,621,264)	(4,835,643)
Class I	(46,339,523)	(281,370,659)
Net decrease in net assets from shares of beneficial interest	(42,781,922)	(263,407,143)

TOTAL DECREASE IN NET ASSETS	(30,945,864)	(299,387,675)

NET ASSETS
Beginning of Year	114,552,207	413,939,882
End of Year *	$83,606,343	$114,552,207
*Includes accumulated net investment loss of:	$(28,540,382)	$(28,168,555)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
SHARE ACTIVITY
Class A:
Shares Sold	732,960	1,036,661
Shares Reinvested	5,956	—
Shares Redeemed	(2,495,821)	(4,589,821)
Net decrease in shares of beneficial interest outstanding	(1,756,905)	(3,553,160)

Class C:
Shares Sold	97,268	140,021
Shares Reinvested	2,175	—
Shares Redeemed	(196,630)	(571,376)
Net decrease in shares of beneficial interest outstanding	(97,187)	(431,355)

Class I:
Shares Sold	2,186,613	5,866,729
Shares Reinvested	17,525	—
Shares Redeemed	(5,540,786)	(32,789,287)
Net decrease in shares of beneficial interest outstanding	(3,336,648)	(26,922,558)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (1)
Net asset value, beginning of period	$8.12	$9.17	$9.36	$10.44	$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.26)	(0.42)	(0.43)	(0.14)
Net realized and unrealized
gain (loss) on investments	1.47	(0.79)	0.25	(0.65)	0.68
Total from investment operations	1.30	(1.05)	(0.17)	(1.08)	0.54
Less distributions from:
Net investment income	—	—	—	—	(0.08)
Net realized gains	(0.03)	—	(0.02)	—	(0.02)
Total distributions	(0.03)	—	(0.02)	—	(0.10)
Net asset value, end of period	$9.39	$8.12	$9.17	$9.36	$10.44
Total return (3)(6)	16.01%	(11.45)%	(1.80)%	(10.35)%	5.40%
Net assets, at end of period (000s)	$16,448	$28,482	$64,730	$56,415	$22,673

Ratio of gross expenses to average
net assets (4)(5)	2.52%	3.71%	5.24%	5.01%	2.95	% (7)
Ratio of net expenses to average
net assets (5)	2.21%	3.49%	5.13%	4.91%	2.20	% (7)
Ratio of net investment loss
to average net assets (5)	(1.97)%	(3.01)%	(4.49)%	(4.36)%	(1.87	)% (7)
Portfolio Turnover Rate (6)	5%	24%	50%	85%	7%

___________________________________________
(1)	The Princeton Futures Strategy Fund’s Class A shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average	7.48%
net assets (4)(5)
Ratio of net expenses to average
net assets (5)	6.73%
Ratio of net investment loss
to average net assets (5)	(6.38)%
Portfolio Turnover Rate (6)	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Period Ended March 31,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$7.95	$9.04	$9.30	$10.24
Activity from investment operations:
Net investment loss (2)	(0.23)	(0.32)	(0.48)	(0.39)
Net realized and unrealized gain
(loss) on investments	1.43	(0.77)	0.24	(0.55)
Total from investment operations	1.20	(1.09)	(0.24)	(0.94)
Less distributions from:
Net realized gains	(0.03)	—	(0.02)	—
Total distributions	(0.03)	—	(0.02)	—
Net asset value, end of period	$9.12	$7.95	$9.04	$9.30
Total return (3)(6)	15.10%	(12.15)%	(2.46)%	(9.18)%
Net assets, at end of period (000s)	$6,614	$6,536	$11,339	$8,097

Ratio of gross expenses to average
net assets (4)(5)	3.27%	4.46%	5.99%	5.78%
Ratio of net expenses to average
net assets (5)	2.96%	4.24%	5.88%	5.65%
Ratio of net investment loss
to average net assets (5)	(2.72)%	(3.77)%	(5.23)%	(5.07)%
Portfolio Turnover Rate (6)	5%	24%	50%	85%

_____________________________________________
(1)	The Princeton Futures Strategy Fund’s Class C shares commenced operations June 14, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$8.19	$9.22	$9.39	$10.46	$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.24)	(0.40)	(0.41)	(0.12)
Net realized and unrealized
gain (loss) on investments	1.48	(0.79)	0.25	(0.66)	0.69
Total from investment operations	1.33	(1.03)	(0.15)	(1.07)	0.57
Less distributions from:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(0.03)	—	(0.02)	—	(0.02)
Total distributions	(0.03)	—	(0.02)	—	(0.11)
Net asset value, end of period	$9.49	$8.19	$9.22	$9.39	$10.46
Total return (3)(6)	16.24%	(11.27)%	(1.48)%	(10.23)%	5.65%

Net assets, at end of period (000s)	$60,545	$79,535	$337,871	$411,431	$184,054

Ratio of gross expenses to average
net assets (4)(5)	2.27%	3.46%	4.99%	4.75%	2.44	% (7)
Ratio of net expenses to average
net assets (5)	1.96%	3.24%	4.88%	4.66%	1.95	% (7)
Ratio of net investment loss
to average net assets (5)	(1.72)%	(2.73)%	(4.24)%	(4.12)%	(1.61	)% (7)
Portfolio Turnover Rate (6)	5%	24%	50%	85%	7%
____________________________________________
(1)	The Princeton Futures Strategy Fund’s Class I shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average	6.97%
net assets (4)(5)
Ratio of net expenses to average
net assets (5)	6.48%
Ratio of net investment loss
to average net assets (5)	(6.13)%
Portfolio Turnover Rate (6)	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2015

1. ORGANIZATION

The Princeton Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation and manage volatility as a secondary objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in Commodity Trading Advisor’s Managed Futures Programs are valued at a fair value based on the net asset value as reported by the Commodity Trading Advisor.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. As a practical expedient, the fair value of the purchased options held as of March 31, 2015 are based on the estimated daily net asset value of the underlying fund, as provided by the Fund’s advisor. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisor	$—	$9,188,697	$—	$9,188,697
Corporate Bonds & Notes	—	23,444,914	—	23,444,914
U.S. Government & Agency Obligations	—	18,585,980	—	18,585,980
Purchased Option Contracts	—	21,957,486	—	21,957,486
Short-Term Investment	10,403,066	—	—	10,403,066
Total	$10,403,066	$73,177,077	$—	$83,580,143

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.
The Fund did not hold any level 3 securities during the period.
* See Consolidated Portfolio of Investments for industry classification.

Managed Futures Programs and PFS Fund Limited (“PFSFL”) –
The consolidated financial statements of the Fund include PFSFL, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

For tax purposes, PFSFL is an exempted Cayman investment company. PFSFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, PFSFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The Fund and PFSFL invest in the global derivatives markets through the use of one or more proprietary managed futures programs. Managed futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. It is anticipated that the managed futures programs used by the Fund and PFSFL will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. The Fund and PFSFL’s investment in a managed futures program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools advised by one or more Commodity Trading Advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. The Fund, or PFSFL, does not consolidate the assets, liabilities, capital or operations of the unaffiliated CTAs into their consolidated financial statements. Rather, the CTAs are separately presented as an investment in the Fund’s consolidated portfolio of investments. Income, gains and unrealized appreciation or depreciation on the investments in the CTAs are recorded in the Fund’s consolidated statement of assets and liabilities and the Fund’s consolidated statement of operations.

A summary of the Fund’s investments in the PFSFL is as follows:

PFS Fund Limited (“PFSFL”) *
March 31, 2015
Fair Value of CFC	$21,957,486
Other Assets	$2,532
Total Net Assets	$21,960,018

Percentage of the Fund’s Total Assets	26.15**	%
* PFSFL commenced operations on August 23, 2010

** The Fund was back in compliance on April 22, 2015.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended March 31, 2015 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $17,887,201 and $24,533,260, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Princeton Fund Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged 6800 Capital, L.L.C and Congress Asset Management Co. as the sub-advisors to the Fund.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.80% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays 6800 Capital, L.L.C and Congress Asset Management Co. a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the consolidated financial statements of the Fund

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.20%, 2.95% and 1.95% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For the year ended March 31, 2015, the Advisor waived fees and reimbursed expenses in the amount of $269,115.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense limitation. If Fund Operating Expenses subsequently exceed the Expense limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2016	$445,848
3/31/2017	$612,847
3/31/2018	$269,115

The Trust, with respect to the Fund’s Class A and Class C shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year ended March 31, 2015, the Distributor received $10,499 in underwriting commissions for sales of Class A shares, of which $1,420 was retained by the principal underwriter or other affiliated broker-dealers.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended March 31, 2015 was as follows:

Fiscal Year Ended
March 31, 2015
Ordinary Income	$—
Long-Term Capital Gain	271,764
Return of Capital	—
$271,764

There were no distributions for the year ended March 31, 2014.

As of March 31, 2015, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$290,315	$—	$(63,869,646)	$(364,133)	$5,230,031	$(58,713,433)

The difference between book basis and tax basis accumulated net investment loss, realized gain/(loss) on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax adjustments relating to the Fund’s holding in PFSFL and a CTA.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $364,133.

Permanent book and tax differences, primarily attributable to differences in book/tax treatment of net operating losses and short-term capital gains, and tax adjustments for a CTA, resulted in reclassification for the year ended March 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,947,605)	$1,232,305	$715,300

6. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

Effective as of close of business April 30, 2015, the Princeton Futures Strategy Fund (the “Fund”) no longer uses Northern Lights Distributors, LLC (“NLD”) as its principal distributor. Effective May 1, 2015, the Trust’s Board of Trustees has appointed Foreside Distribution Services, L.P. to act in this capacity. NLD will continue to service the Fund as its sub-distributor.

Management has concluded that there are no other events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Princeton Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Princeton Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of March 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights or each of the four years in the period then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Princeton Futures Strategy Fund as March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
June 1, 2015

Princeton Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2015

As a shareholder of the Princeton Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Futures Strategy Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period+
Actual	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,045.40	$11.22	2.20%
Class C	1,000.00	1,041.00	15.01	2.95
Class I	1,000.00	1,046.20	9.95	1.95

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period+
(5% return before expenses)	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,013.96	$11.05	2.20%
Class C	1,000.00	1,010.22	14.78	2.95
Class I	1,000.00	1,015.21	9.80	1.95

*
Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

+	Annualized.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

Princeton Futures Strategy Fund (Adviser-Princeton Fund Advisors, LLC)*

          In connection with the regular meeting held on May 20 -21, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and the Trust, with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton, together with its affiliates, manages approximately $900 million in total assets for institutional and individual clients. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund and acknowledged their extensive financial industry experience provided them with diverse financial expertise, which they viewed as a positive. They noted Princeton’s focus on the ongoing review and monitoring of the Fund’s sub-advisers and commodity strategies that are non-correlating or low-correlating to ensure the Fund remains diversified to construct what would be the most effective mix. The Trustees recognized as a positive Princeton’s efforts to mitigate market risk and performance risk, trading risks, valuation risks, interest rate and credit risk in relation to the fixed income portfolio, counterparty risk, and asset class risk. The Trustees recognized that the managed futures asset class has struggled during the past few years, primarily due to strong equity markets; however, the Trustees also recognized Princeton’s active role, and the deep expertise of the investment team and concluded Princeton will continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the last one year and since inception, noting the Fund underperformed its peer group, Morningstar category, and benchmark index over both periods. The Trustees noted that comparison to indices and larger groups of funds are less useful for this Fund than others, because the Fund pursues a strategy that relies more heavily on commodities futures than its competition. The Trustees took into consideration Princeton’s explanation that the uncertainty in the markets related to measures taken to address the European debt crisis, quantitative easing in the United States, and the Chinese economy have had a significant negative impact on the managed futures asset class in general, and the Fund has also had particular difficulties with its investments in the commodities futures market. The Trustees noted Princeton is optimistic that the equity market will correct and trends will be consistent, and adhering to the strategy in the managed futures market is of particular importance because shifts in the market have historically been swift and drastic. The Trustees noted Princeton is staying true to the Fund’s prospectus disclosure and objectives, but the market cycle over the past year has not favored the asset categories pursued under the Fund’s strategy. The Trustees concluded they expect the Fund’s performance to improve if equity markets correct.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Fees and Expenses. The Trustees noted Princeton charges an advisory fee of 1.80%. They compared the advisory fee to the peer group average (1.32%) and Morningstar category (1.29%) noting the fee is higher than any other fund in the peer group, but within the high/low range of the Morningstar category which ranges from 0.25% to 2.99%. They also considered that the net advisory fee after waiver was 1.57%. They further considered the Fund’s expense ratio (2.03%) noting it is lower than the Fund’s benchmarks. After further discussion, the Trustees concluded the fee is within the range of reasonableness.

Economies of Scale. The Trustees reviewed the possible breakpoint suggested by Princeton, noting Princeton expects to reach some economies of scale at $1 billion. The Trustees noted the Fund’s assets have decreased substantially over the past year, significantly impeding the development of economies of scale, and the Trustees were encouraged that Princeton had agreed to maintain the expense cap for the benefit of shareholders. After further discussion, the Trustees concluded, given the Fund’s current size and anticipated growth, breakpoints would be considered in the future.

Profitability. The Trustees reviewed the profitability analysis provided by Princeton. They considered that although the amount of profit in real dollars is meaningful, the profitability, in terms of percentage of fees is reasonable, given the complexity of the strategy, Princeton’s infrastructure and efforts of adviser and portfolio manager.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the fee structure is reasonable and renewal of the Advisory Agreement is in the best interests of the shareholders of the Princeton Futures Strategy Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Princeton Futures Strategy Fund (Sub-Adviser –6800 Capital, L.L.C.)*

          In connection with the regular meeting held on May 20-21, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and 6800 Capital, L.L.C. (“6800), with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

          The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

          Nature, Extent and Quality of Services. Founded in 1988 and with approximately $700 million in assets under management, the Trustees noted 6800 specializes in alternative investment strategies offering a broad array of diversified products to a variety of qualified investors who desire some alternative investment exposure. The Trustees reviewed the background of the key personnel providing sub-advisory services to the Fund and expressed satisfaction with their level of alternative investment experience, in addition to experience in portfolio management, research, investor relations, marketing, and finance. They noted 6800 is primarily responsible for making recommendations to Princeton for the selection and allocation of the Fund’s assets among a diversified portfolio of investment vehicles. The Trustees reviewed 6800’s investment selection process noting that in selecting an investment for the Fund, 6800 performs a due diligence review of each investment consisting of various factors to determine suitability along with ongoing performance monitoring, and actively monitors and makes recommendations in order to ensure that no more than 25% of Fund assets are in offshore investments and that they remain in compliance with the applicable mutual fund diversification and liquidity rules. The Trustees recognize that the managed futures asset class has been challenging the past few years, primarily due to strong equity markets. The Trustees noted their appreciation for the veteran investment team, robust processes and the corporate relationship between 6800 and adviser and, concluded 6800 can continue to provide quality service to the Fund.

          Performance. The Trustees reviewed 6800’s contribution to Fund performance over the last 1 year and since inception noting that although performance has been negative, 6800 has enhanced the Fund’s performance over the last year and since inception. The Trustees commented that 6800 has a long track record of 18 years utilizing this strategy, and noted 6800’s assertion that recent negative performance has been a result of the cyclical nature of the market. After discussion, the Trustees concluded that although 6800’s performance was disappointing, it was not out of the realm of possibility given this asset classes’ challenging environment and expects 6800’s performance can potentially improve as equity markets correct.

          Fees and Expenses. The Trustees noted 6800 receives a maximum of two-thirds of the Fund’s advisory fee after waiver, for its services to the Fund. They considered that 6800 is responsible for pursuing the Fund’s main strategy, and further noted the total sub-advisory fees

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

received during the last fiscal year were less than the 1.0% charged to 6800’s other clients. After discussion, in consideration of the significance of 6800’s role in the Fund’s strategy, the Trustees determined that the fee is not unreasonable.

          Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable at this time.

          Profitability.The Trustees reviewed the profitability analysis provided by 6800 and noted it had incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to its participation in the Fund’s fee waiver arrangement. Accordingly, the Trustees concluded excessive profitability was not a concern.

          Conclusion. Having requested and received such information from 6800 as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the sub-advisory fee structure is reasonable and renewal of the Sub-Advisory Agreement is in the best interests the shareholders of Princeton Futures Strategy Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Princeton Futures Strategy Fund (Sub-Adviser –Congress Asset Management Co.) *

          In connection with the regular meeting held on May 20-21, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Congress Asset Management Co. (“Congress), with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

          The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

          Nature, Extent and Quality of Services. With nearly $7 billion in assets under management, the Trustees considered that Congress specializes in the management of diverse portfolios encompassing both equity and fixed income securities for institutions and high net worth individuals. The Trustees reviewed the background of the key personnel responsible for providing sub-advisory services to the Fund and noted their satisfaction with the investment team’s financial industry experience with trading, research and analysis, and compliance, as well as their history of structuring portfolios which meet individual client objectives. The Trustees noted the sub-adviser is managing the fixed income portion of the Fund, focusing on sector selection and yield curve management subject to the supervision and control of Princeton. The Trustees noted Congress’ efforts to mitigate credit risk and interest rate risk by investing in investment grade short term fixed income securities, as well as its monitoring the short duration to assure it does not deviate from its targeted range and to provide a level of liquidity to the Fund. The Trustees noted Congress had no material compliance or litigation issues during the past year but did report a non-material policy issue, which the Trustees were satisfied would not impact Congress’ ability to perform its responsibilities. The Trustees agreed Congress has performed their duties as per the mandate set by the Fund and Princeton. The Trustees further concluded Congress is fully capable and should continue to deliver quality service to the benefit of the Fund and Princeton.

          Performance. The Trustees reviewed Congress’ contribution to Fund performance over the last 1 year and since inception noting Congress has added positively to the Fund’s performance with returns of 0.45% over the last year and 0.91% since inception. They further noted Congress has provided returns in line with the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index (0.68% for 1 year and 1.22% since inception). The Trustees noted Congress’ ability to generate positive returns with stability and liquidity, consistent with their stated objectives. After discussion, the Trustees concluded Congress’ performance was acceptable.

          Fees and Expenses. The Trustees noted Congress receives a fee equal to 0.20% of the assets it manages for its service to the Fund. They considered that the fee is in line with the range

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

of fees charged by Congress to its other clients. After discussion, the Trustees concluded the sub-advisory fee is reasonable.

          Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable.

          Profitability. The Trustees reviewed the profitability analysis provided by Congress. They noted Congress realized a modest profit in connection with its relationship to the Fund both in terms of actual dollars and percentage. The Trustees concluded Congress’ profitability was reasonable and not excessive.

          Conclusion. Having requested and received such information from Congress as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the sub-advisory fee structure is reasonable and renewal of the Sub-Advisory Agreement is in the best interests the shareholders of Princeton Futures Strategy Fund.

          * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	97
Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (Since 2012);Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AlliancesBernstein LP (1985 – 2011).	97
Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)

Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	97
AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc.	97	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights

3/31/15- NLFT_v2

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

		(2000-2006); Chief Investment Officer (2000 - 2010).		Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	129	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management,Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	129
Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	97	Northern Lights Variable Trust (since 2013)

3/31/15- NLFT_v2

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 -2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011
Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC
(2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).
*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

3/31/15–NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit Federal law gives consumers the right to some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
•    Social Security number and wire transfer instructions
•    account transactions and transaction history
•    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:

How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?
We collect your personal information, for example, when you

•    open an account or deposit money
•    direct us to buy securities or direct us to sell your securities
•    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness.
•    affiliates from using your information to market to you.
•    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

INVESTMENT SUB-ADVISORS
6800 Capital, L.L.C.
One Palmer Square, Suite 530
Princeton, NJ 08542

Congress Asset Management Co.
2 Seaport Lane, 5th Floor
Boston, MA 02210

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $27,000
2014 - $27,000

(b)	Audit-Related Fees
2015 – None
2014 – None

(c)	Tax Fees

2015 – $10,500

2014 – $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 – None

2014 – None

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, President

Date 6/11/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, President

Date 6/11/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 6/11/15